Exhibit 99.1
GROUPON ANNOUNCES FIRST QUARTER 2013 RESULTS

CHICAGO - (BUSINESS WIRE) - May 8, 2013 - Groupon, Inc. (NASDAQ: GRPN) today announced financial results for the quarter ended March 31, 2013:

•	Gross billings of $1.41 billion

•	Revenue of $601.4 million

•	GAAP operating income of $21.2 million, or $51.2 million excluding stock compensation

•	GAAP loss per share of $0.01, or earnings per share of $0.03 excluding stock compensation

"We are encouraged by our results, as our local revenues accelerated and our margins improved over the prior quarter," said Eric Lefkofsky, Chairman and co-CEO of Groupon. "We had record mobile performance as 45% of our North American transactions came from mobile in March, and more than 7 million people downloaded our apps in the quarter."

First Quarter 2013 Summary

Gross billings, which reflect the total dollar value of customer purchases of goods and services, excluding any applicable taxes and net of estimated refunds, increased 4% to $1.41 billion in the first quarter 2013, compared with $1.35 billion in the first quarter 2012. North America growth of 23% was offset by a decline of 9% in the International segment on a year-over-year basis.

Revenue increased 8% to $601.4 million in the first quarter 2013, compared with $559.3 million in the first quarter 2012. North America revenue growth of 42% was offset by a decline of 18% in the International segment on a year-over-year basis.

Gross profit was $379.0 million in the first quarter 2013, compared with $439.8 million in the first quarter 2012.

Operating income was $21.2 million in the first quarter 2013, compared with $39.6 million in the first quarter 2012. Operating income increased $34.0 million compared with fourth quarter 2012.

Operating income excluding stock compensation and acquisition-related costs, a non-GAAP financial measure, was $51.2 million in the first quarter 2013, compared with $67.6 million in the first quarter 2012. Operating income excluding stock compensation and acquisition-related costs increased $37.4 million compared with fourth quarter 2012.

First quarter 2013 net loss attributable to common stockholders was $4.0 million, or $0.01 per share, including stock compensation and acquisition-related costs of $30.0 million, or $20.9 million net of tax. Earnings per share excluding stock compensation and acquisition-related costs, net of tax, a non-GAAP financial measure, was $0.03 per share.

Operating cash flow for the trailing twelve months ended March 31, 2013 was $191.9 million. Free cash flow, a non-GAAP financial measure, was negative $5.7 million in the first quarter 2013, bringing free cash flow for the trailing twelve months ended March 31, 2013 to $94.7 million.

At the end of the quarter, Groupon had $1.2 billion in cash and cash equivalents.

Definitions and reconciliations of all non-GAAP financial measures are included below in the section titled "Non-GAAP Financial Measures" and in the accompanying tables.

First Quarter Operating Highlights

•
Global units: Consolidated units, defined as vouchers and products ordered before cancellations and refunds, increased 4% year-over-year to 45 million. North America units increased 37%, and International units decreased 18%.

•	Active deals: As of March 31, 2013, the number of active deals in North America increased to nearly 40,000, compared with nearly 37,000 at the end of the fourth quarter 2012.

•
Active customers: Active customers, or customers that have purchased a Groupon within the last twelve months, grew 13% year-over-year, to 41.7 million as of March 31, 2013, comprising 18.2 million in North America, and 23.5 million in International.

•
Customer spend: Trailing twelve month billings per average active customer decreased to $138 from $144 in the fourth quarter 2012, related primarily to seasonal strength in the fourth quarter holiday period.

•
Mobile: In March 2013, 45% of North American transactions were completed on mobile devices, compared with nearly 30% in March 2012. In the first quarter 2013, more than 7 million people downloaded Groupon mobile apps worldwide.

•	Marketplace: The rollout of Groupon's marketplace ("Pull") continued to gain momentum, as email accounted for less than 45% of North American transactions in the first quarter 2013.

Outlook
Groupon anticipates incremental investments of between $15 million and $30 million in customer incentives and marketing in the second quarter 2013. As a result, for the second quarter 2013, revenue is expected to be between $575 million and $625 million, and operating income excluding stock compensation and acquisition-related expenses is expected to be between $20 million and $40 million. Stock compensation is expected to be approximately $30 million, and tax expense is expected to be approximately $25 million. This outlook assumes no acquisitions or investments, or material changes in foreign exchange rates.

Groupon reaffirms its guidance that full year 2013 GAAP operating income will exceed $100 million.

Conference Call
A conference call will be webcast live today at 4:00 p.m. CT / 5:00 p.m. ET, and will be available on Groupon's investor relations website at http://investor.groupon.com. This call will contain forward-looking statements and other material information regarding the Company's financial and operating results.

Non-GAAP Financial Measures
In addition to financial results reported in accordance with U.S. generally accepted accounting principles (U.S. GAAP), we have provided the following non-GAAP financial measures in this release and the accompanying tables: foreign exchange rate neutral operating results, operating income (loss) excluding stock-based compensation and acquisition-related expense (benefit), net, Adjusted EBITDA, earnings per share excluding stock-based compensation and acquisition-related expense (benefit), net, and free cash flow. These non-GAAP financial measures are presented to aid investors in better understanding Groupon's performance and to facilitate comparisons to many of our peers who present similar measures. However, these measures are not intended to be a substitute for those reported in accordance with U.S. GAAP. These measures may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures. For reconciliations of these measures to the most applicable financial measures under U.S. GAAP, see “Non-GAAP Reconciliation Schedules" and "Supplemental Financial Information and Business Metrics" included in the tables accompanying this release.

We exclude the following items from one or more of our non-GAAP financial measures:

Stock-based compensation. We exclude stock-based compensation because it is primarily non-cash in nature and we believe that non-GAAP financial measures excluding this item provide meaningful supplemental information about our operating performance and liquidity.

Acquisition-related expense (benefit), net. Acquisition-related expense (benefit), net represents the change in the fair value of contingent consideration arrangements related to business combinations. The composition of our contingent consideration arrangements and the impact of those arrangements on our operating results vary over time based on a number of factors, including the terms of our business combinations and the timing of those transactions. We exclude acquisition-related expense (benefit), net because we believe that non-GAAP financial measures excluding this item provide meaningful supplemental information about our operating performance and facilitate comparisons to our historical operating results.

Depreciation and amortization. We exclude depreciation and amortization because it is non-cash in nature and we believe that non-GAAP financial measures excluding these items provide meaningful supplemental information about our operating performance and liquidity.

Descriptions of the non-GAAP financial measures included in this release and the accompanying tables are as follows:

Foreign exchange rate neutral operating results show our current period operating results as if foreign currency exchange rates had remained the same as those in effect in the comparable period.

Operating income (loss) excluding stock-based compensation and acquisition-related expense (benefit), net is a non-GAAP financial measure that comprises the consolidated total of the segment operating income (loss) of our two segments, North America and International. We use consolidated operating income (loss) excluding stock-based compensation and acquisition-related expense (benefit), net to allocate resources and evaluate performance internally.
Adjusted EBITDA is a non-GAAP financial measure that we define as net income (loss) excluding income taxes, interest and other non-operating items, depreciation and amortization, stock-based compensation, and acquisition-related expense (benefit), net. Adjusted EBITDA is similar to Operating income (loss) excluding stock-based compensation and acquisition-related expense (benefit), net, except Adjusted EBITDA also excludes depreciation and amortization. Our definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. We believe that Adjusted EBITDA is a meaningful measure for evaluating our operating performance and liquidity.
Earnings per share excluding stock-based compensation and acquisition-related expense (benefit), net is a non-GAAP financial measure that adjusts our earnings (loss) per share to exclude the impact of stock-based compensation expense, acquisition-related expense (benefit), net and the income tax effect of those items. We believe that this non-GAAP financial measure provides meaningful supplemental information for evaluating our operating performance.
Free cash flow is a non-GAAP financial measure that comprises net cash provided by operating activities less purchases of property and equipment and capitalized software. We use free cash flow, and ratios based on it, to conduct and evaluate our business because, although it is similar to cash flow from operations, we believe that it typically represents a more useful measure of cash flows because purchases of fixed assets, software developed for internal use and website development costs are necessary components of our ongoing operations. Free cash flow is not intended to represent the total increase or decrease in Groupon's cash balance for the applicable period.

Note on Forward-Looking Statements
The statements contained in this release that refer to plans and expectations for the next quarter or the future are forward-looking statements that involve a number of risks and uncertainties, and actual results could differ materially from those discussed. The risks and uncertainties that could cause our results to differ materially from those included in the forward-looking statements include, but are not limited to, volatility in our revenue and operating results; risks related to our business strategy; responding to changes in the market; effectively dealing with challenges arising from our international operations; retaining existing customers and adding new customers; retaining existing merchant partners and adding new merchant partners; incurring expenses as we expand our business; competing against competitors with more financial resources than us; maintaining favorable terms with our business partners; maintaining a strong brand; managing inventory and order fulfillment; integrating our technology platforms; managing refund risks; retaining our executive team; litigation; regulations, including the CARD Act and regulation of the Internet; tax liabilities; tax legislation; maintaining our information technology infrastructure; security breaches; protecting our intellectual property; handling acquisitions, joint ventures and strategic investments effectively; seasonality; payment-related risks; customer and merchant partner fraud; global economic uncertainty; compliance with rules and regulations associated with being a public company; and our ability to raise capital if necessary. We urge you to refer to the factors included under the headings “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the company's Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, copies of which may be obtained by visiting the company's Investor Relations web site at http://investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.

You should not rely upon forward-looking statements as predictions of future events. Although Groupon believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect Groupon's expectations as of May 8, 2013. Groupon undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in its expectations.

Groupon encourages investors to use its investor relations website as a way of easily finding information about the company. Groupon promptly makes available on this website, free of charge, the reports that the company files or furnishes with the SEC, corporate governance information (including Groupon's Global Code of Conduct), and select press releases and social media postings.

About Groupon
Groupon (NASDAQ: GRPN) is a global leader in local commerce, making it easy for people around the world to search and discover great businesses at unbeatable prices. Groupon is reinventing the traditional small business world by providing merchants with a suite of products and services, including customizable deals, payments processing capabilities and point-of-sale solutions to help them attract more customers and run their operations more effectively. By leveraging the company's global relationships and scale, Groupon offers consumers incredible deals on the best stuff to eat, see, do, and buy in 48 countries. With Groupon, shoppers discover the best a city has to offer with Groupon Local, enjoy vacations with GrouponGetaways, and find a curated selection of electronics, fashion, home furnishings and more with Groupon Goods. To subscribe to Groupon emails, visit www.Groupon.com. To learn more about the company's merchant solutions and how to work with Groupon, visit www.GrouponWorks.com.

Contacts:
Investor Relations                   Public Relations
Genny Konz         Paul Taaffe
312-999-3098 312-999-3964
ir@groupon.com

Groupon, Inc.
Summary Consolidated and Segment Results
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2013	2012	Y/Y % Growth	FX Effect(2)	Y/Y % Growth excluding FX(2)
Gross Billings(1):
North America	$681,319	$553,557	23.1%	$(59)	23.1%
International	726,450	801,243	(9.3)%	(12,460)	(7.8)%
Consolidated gross billings	$1,407,769	$1,354,800	3.9%	$(12,519)	4.8%

Revenue:
North America	$339,554	$238,565	42.3%	$(27)	42.3%
International	261,848	320,718	(18.4)%	(4,540)	(16.9)%
Consolidated revenue	$601,402	$559,283	7.5%	$(4,567)	8.3%

Income from operations	$21,178	$39,639	(46.6)%	$2,377	(52.6)%

Net loss attributable to common stockholders	$(3,992)	$(11,695)	65.9%	$2,614	43.5%

Net loss per share:
Basic	$(0.01)	$(0.02)
Diluted	$(0.01)	$(0.02)

Weighted average basic shares outstanding	658,800,417	644,097,375
Weighted average diluted shares outstanding	658,800,417	644,097,375

(1)	Represents the total dollar value of customer purchases of goods and services, excluding applicable taxes and net of estimated refunds. Includes direct billings and third party and other billings.

(2)	Represents change in financial measures that would have resulted had average exchange rates in the reporting period been the same as those in effect during the three months ended March 31, 2012.

Groupon, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2013	2012
Operating activities
Net loss	$(3,242)	$(3,593)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	20,700	11,716
Stock-based compensation	29,907	28,003
Deferred income taxes	(258)	(876)
Excess tax benefits on stock-based compensation	(832)	(2,881)
Loss on equity method investments	19	5,128
Acquisition-related expense (benefit), net	68	(52)
Change in assets and liabilities, net of acquisitions:
Restricted cash	2,523	(1,357)
Accounts receivable	(7,684)	(11,878)
Prepaid expenses and other current assets	12,527	(4,121)
Accounts payable	(19,606)	(1,821)
Accrued merchant and supplier payables	(39,417)	46,000
Accrued expenses and other current liabilities	13,302	13,420
Other, net	753	6,026
Net cash provided by operating activities	8,760	83,714

Net cash used in investing activities	(30,679)	(46,444)

Net cash used in financing activities	(9,342)	(8,275)

Effect of exchange rate changes on cash and cash equivalents	(12,378)	9,059
Net (decrease) increase in cash and cash equivalents	(43,639)	38,054
Cash and cash equivalents, beginning of period	1,209,289	1,122,935
Cash and cash equivalents, end of period	$1,165,650	$1,160,989

Groupon, Inc.
Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2013	2012

Revenue:
Third party and other	$439,108	$540,053
Direct	162,294	19,230
Total revenue	601,402	559,283
Cost of revenue:
Third party and other	70,016	102,629
Direct	152,377	16,869
Total cost of revenue	222,393	119,498
Gross profit	379,009	439,785
Operating expenses:
Marketing	49,557	116,615
Selling, general and administrative	308,206	283,583
Acquisition-related expense (benefit), net	68	(52)
Total operating expenses	357,831	400,146
Income from operations	21,178	39,639
Interest and other expense, net	(5,064)	(3,539)
Loss on equity method investments	(19)	(5,128)
Income before provision for income taxes	16,095	30,972
Provision for income taxes	19,337	34,565
Net loss	(3,242)	(3,593)
Less: Net income attributable to noncontrolling interests	(750)	(880)
Net loss attributable to Groupon, Inc.	(3,992)	(4,473)
Adjustment of redeemable noncontrolling interests to redemption value	—	(7,222)
Net loss attributable to common stockholders	$(3,992)	$(11,695)

Net loss per share
Basic	$(0.01)	$(0.02)
Diluted	$(0.01)	$(0.02)

Weighted average number of shares outstanding
Basic	658,800,417	644,097,375
Diluted	658,800,417	644,097,375

Groupon, Inc.
Consolidated Balance Sheets
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2013	December 31, 2012
Assets
Current assets:
Cash and cash equivalents	$1,165,650	$1,209,289
Accounts receivable, net	102,717	96,713
Deferred income taxes	30,679	31,211
Prepaid expenses and other current assets	132,324	150,573
Total current assets	1,431,370	1,487,786
Property, equipment and software, net of accumulated depreciation and amortization of $60,291 and $46,236, respectively	128,773	121,072
Goodwill	205,466	206,684
Intangible assets, net	36,838	42,597
Investments	97,245	84,209
Deferred income taxes, non-current	29,710	29,916
Other non-current assets	52,855	59,210
Total Assets	$1,982,257	$2,031,474
Liabilities and Equity
Current liabilities:
Accounts payable	$40,898	$59,865
Accrued merchant and supplier payables	620,485	671,305
Accrued expenses	245,889	246,924
Deferred income taxes	52,875	53,700
Other current liabilities	140,433	136,647
Total current liabilities	1,100,580	1,168,441
Deferred income taxes, non-current	19,917	20,860
Other non-current liabilities	97,791	100,072
Total Liabilities	1,218,288	1,289,373
Commitments and contingencies
Stockholders' Equity
Class A common stock, par value $0.0001 per share, 2,000,000,000 shares authorized, 657,774,882 and 654,523,706 shares issued and outstanding at March 31, 2013 and December 31, 2012, respectively	66	65
Class B common stock, par value $0.0001 per share, 10,000,000 shares authorized, 2,399,976 shares issued and outstanding at March 31, 2013 and December 31, 2012	—	—
Common stock, par value $0.0001 per share, 2,010,000,000 shares authorized, no shares issued and outstanding at March 31, 2013 and December 31, 2012	—	—
Additional paid-in capital	1,508,972	1,485,006
Accumulated deficit	(757,469)	(753,477)
Accumulated other comprehensive income	14,787	12,446
Total Groupon, Inc. Stockholders' Equity	766,356	744,040
Noncontrolling interests	(2,387)	(1,939)
Total Equity	763,969	742,101
Total Liabilities and Equity	$1,982,257	$2,031,474

Groupon, Inc.
Segment Information
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2013	2012
North America
Gross billings (1)	$681,319	$553,557
Revenue	$339,554	$238,565
Segment cost of revenue and operating expenses (2)	298,188	198,393
Segment operating income	$41,366	$40,172
Segment operating income as a percent of segment revenue	12.2%	16.8%

International
Gross billings (1)	$726,450	$801,243
Revenue	$261,848	$320,718
Segment cost of revenue and operating expenses (2)	252,061	293,300
Segment operating income	$9,787	$27,418
Segment operating income as a percent of segment revenue	3.7%	8.5%

Consolidated
Gross billings (1)	$1,407,769	$1,354,800
Revenue	$601,402	$559,283
Segment cost of revenue and operating expenses (2)	550,249	491,693
Segment operating income	$51,153	$67,590
Segment operating income as a percent of segment revenue	8.5%	12.1%

Stock-based compensation	29,907	28,003
Acquisition-related expense (benefit), net	68	(52)
Income from operations	21,178	39,639
Interest and other expense, net	5,064	3,539
Loss on equity method investments	19	5,128
Income before provision for income taxes	16,095	30,972
Provision for income taxes	19,337	34,565
Net loss	$(3,242)	$(3,593)

(1)	Represents the total dollar value of customer purchases of goods and services, excluding any applicable taxes and net of estimated refunds. Includes direct billings and third party and other billings.

(2)	Represents cost of revenue and operating expenses, excluding stock-based compensation and acquisition-related expense (benefit), net.

Groupon, Inc.
Non-GAAP Reconciliation Schedules
(in thousands, except share and per share amounts)
(unaudited)

The following are reconciliations of earnings per share excluding stock-based compensation and acquisition-related expense (benefit), net and foreign exchange rate neutral operating results to the most comparable U.S. GAAP financial measures. See "Supplemental Financial Information and Business Metrics" for reconciliations of Adjusted EBITDA, operating income (loss), excluding stock-based compensation and acquisition-related benefit (expense), net and free cash flow to the most comparable U.S. GAAP financial measures.

The following is a reconciliation of net loss per share to earnings per share excluding stock-based compensation and acquisition-related expense, net for the three months ended March 31, 2013:

Three Months Ended March 31, 2013
Net loss attributable to common stockholders	$(3,992)
Stock-based compensation	29,907
Acquisition-related expense, net	68
Income tax effect of adjustments	(9,113)
Net income attributable to common stockholders excluding stock-based compensation and acquisition-related expense, net	$16,870

Diluted shares	658,800,417
Incremental diluted shares (1)	12,175,734
Adjusted diluted shares	670,976,151

Diluted net loss per share	$(0.01)
Impact of stock-based compensation and acquisition-related expense, net and the related income tax effects	0.04
Diluted earnings per share excluding stock-based compensation and acquisition-related expense, net	$0.03

(1)
Outstanding equity awards are not reflected in the diluted loss per share calculation for the three months ended March 31, 2013 because the effect would be antidilutive. However, those awards have been reflected in the calculation of diluted earnings per share excluding stock-based compensation and acquisition-related expense, net for the three months ended March 31, 2013 because they have a dilutive effect on that calculation.

The following is a reconciliation of foreign exchange rate neutral operating results to the most comparable U.S. GAAP financial measures, "Gross Billings," "Revenue" and "Income from operations," for the three months ended March 31, 2013. The effect on the Company’s gross billings, revenue and income from operations from changes in exchange rates versus the U.S. Dollar for the three months ended March 31, 2013 was as follows:

	Three Months Ended March 31, 2013			Three Months Ended March 31, 2013
	At Avg. Q1 2012 Rates(1)	Exchange Rate Effect(2)	As Reported	At Avg. Q4 2012 Rates(3)	Exchange Rate Effect(2)	As Reported
Gross billings	$1,420,288	$(12,519)	$1,407,769	$1,408,597	$(828)	$1,407,769
Revenue	$605,969	$(4,567)	$601,402	$601,584	$(182)	$601,402
Income from operations	$18,801	$2,377	$21,178	$21,698	$(520)	$21,178

(1)	Represents the outcome that would have resulted had average exchange rates in the reported period been the same as those in effect during the three months March 31, 2012.

(2)	Represents the increase or decrease in reported amounts resulting from changes in exchange rates from those in effect in the comparable period.

(3)	Represents the outcome that would have resulted had average exchange rates in the reported period been the same as those in effect during the three months ended December 31, 2012.

Groupon, Inc.
Supplemental Financial Information and Business Metrics (13)
(financial data in thousands, except per share data; active customers in millions)
(unaudited)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013

Segments
North America Segment:
Gross Billings(1):
Local(2) Gross Billings:
Third Party and Other	$424,124	$412,348	$349,293	$430,255	$450,140
Direct	5,299	288	6,450	—	—
Total Local Gross Billings	$429,423	$412,636	$355,743	$430,255	$450,140
Goods Gross Billings:
Third Party and Other	$75,908	$40,173	$25,508	$31,270	$17,294
Direct	2,282	52,773	126,608	209,575	148,065
Total Goods Gross Billings	$78,190	$92,946	$152,116	$240,845	$165,359
Travel and Other Gross Billings:
Third Party and Other	$45,944	$42,693	$44,510	$47,852	$65,820
Direct	—	—	—	—	—
Total Travel and Other Gross Billings	$45,944	$42,693	$44,510	$47,852	$65,820
Total Gross Billings:
Third Party and Other	$545,976	$495,214	$419,311	$509,377	$533,254
Direct	7,581	53,061	133,058	209,575	148,065
Total Gross Billings	$553,557	$548,275	$552,369	$718,952	$681,319
Year-over-year growth	76%	48%	38%	51%	23%
% of Consolidated Gross Billings	41%	43%	45%	47%	48%
Gross Billings Trailing Twelve Months (TTM)	$1,800,332	$1,978,617	$2,130,008	$2,373,153	$2,500,915

Revenue(3):
Local Revenue:
Third Party and Other	$191,128	$184,189	$134,993	$142,454	$171,593
Direct	5,299	288	6,450	—	—
Total Local Revenue	$196,427	$184,477	$141,443	$142,454	$171,593
Goods Revenue:
Third Party and Other	$24,941	$10,387	$13,064	$11,877	$3,144
Direct	2,282	52,774	126,608	209,575	148,065
Total Goods Revenue	$27,223	$63,161	$139,672	$221,452	$151,209
Travel and Other Revenue:
Third Party and Other	$14,915	$12,543	$10,488	$11,445	$16,752
Direct	—	—	—	—	—
Total Travel and Other Revenue	$14,915	$12,543	$10,488	$11,445	$16,752
Total Revenue:
Third Party and Other Revenue	$230,984	$207,119	$158,545	$165,776	$191,489
Direct Revenue	7,581	53,062	133,058	209,575	148,065
Total Revenue	$238,565	$260,181	$291,603	$375,351	$339,554
Year-over-year growth	75%	66%	81%	109%	42%
% of Consolidated Revenue	43%	46%	51%	59%	56%
Revenue TTM	$736,933	$839,909	$969,987	$1,165,700	$1,266,689

Cost of Revenue(4):
Local Cost of Revenue:
Third Party and Other	$51,782	$35,710	$13,176	$23,203	$25,915
Direct	4,663	234	5,231	—	—
Total Local Cost of Revenue	$56,445	$35,944	$18,407	$23,203	$25,915
Goods Cost of Revenue:
Third Party and Other	$6,757	$2,014	$1,275	$1,935	$475
Direct	2,008	45,925	110,329	196,789	138,278
Total Goods Cost of Revenue	$8,765	$47,939	$111,604	$198,724	$138,753
Travel and Other Cost of Revenue:
Third Party and Other	$4,041	$2,431	$1,024	$1,864	$2,530
Direct	—	—	—	—	—
Total Travel and Other Cost of Revenue	$4,041	$2,431	$1,024	$1,864	$2,530

Total Cost of Revenue:
Third Party and Other Cost of Revenue	$62,580	$40,155	$15,475	$27,002	$28,920
Direct Cost of Revenue	6,671	46,159	115,560	196,789	138,278
Total Cost of Revenue	$69,251	$86,314	$131,035	$223,791	$167,198
% of North America Total Revenue	29%	33%	45%	60%	49%

Gross Profit:
Local Gross Profit:
Third Party and Other	$139,346	$148,479	$121,817	$119,251	$145,678
Direct	636	54	1,219	—	—
Total Local Gross Profit	$139,982	$148,533	$123,036	$119,251	$145,678
% of North America Total Local Revenue	71.3%	80.5%	87.0%	83.7%	84.9%
% of North America Total Local Gross Billings	32.6%	36.0%	34.6%	27.7%	32.4%
Goods Gross Profit
Third Party and Other	$18,184	$8,373	$11,789	$9,942	$2,669
Direct	274	6,849	16,279	12,786	9,787
Total Goods Gross Profit	$18,458	$15,222	$28,068	$22,728	$12,456
% of North America Total Goods Revenue	67.8%	24.1%	20.1%	10.3%	8.2%
% of North America Total Goods Gross Billings	23.6%	16.4%	18.5%	9.4%	7.5%
Travel and Other Gross Profit:
Third Party and Other	$10,874	$10,112	$9,464	$9,581	$14,222
Direct	—	—	—	—	—
Total Travel and Other Gross Profit	$10,874	$10,112	$9,464	$9,581	$14,222
% of North America Total Travel and Other Revenue	72.9%	80.6%	90.2%	83.7%	84.9%
% of North America Total Travel and Other Gross Billings	23.7%	23.7%	21.3%	20.0%	21.6%
Total Gross Profit:
Third Party and Other	$168,404	$166,964	$143,070	$138,774	$162,569
Direct	910	6,903	17,498	12,786	9,787
Total Gross Profit	$169,314	$173,867	$160,568	$151,560	$172,356
% of North America Total Revenue	71.0%	66.8%	55.1%	40.4%	50.8%
% of North America Total Gross Billings	30.6%	31.7%	29.1%	21.1%	25.3%

Operating Income Excl Stock-Based Compensation (SBC), Acquisition-Related Expenses	$40,172	$43,429	$39,093	$17,032	$41,366
Year-over-year growth	N/A	N/A	108%	(7)%	3%
% of Consolidated Operating Income Excl SBC, Acq-Related	59%	60%	77%	124%	81%
Operating Margin Excl SBC, Acq-Related (% of North America Total revenue)	16.8%	16.7%	13.4%	4.5%	12.2%
Year-over-year growth (bps)	3,278	2,337	170	(570)	(460)
Operating Income TTM Excl SBC, Acq-Related	$66,746	$120,676	$140,933	$139,726	$140,920
Operating Margin TTM Excl SBC, Acq-Related (% of North America Total TTM revenue)	9.1%	14.4%	14.5%	12.0%	11.1%
Year-over-year growth (bps)	2,197	2,601	2,100	1,120	200

International Segment:
Gross Billings
Local Gross Billings:
Third Party and Other	$465,879	$423,313	$328,044	$368,898	$379,413
Direct	—	—	—	—	—
Total Local Gross Billings	$465,879	$423,313	$328,044	$368,898	$379,413
Goods Gross Billings:
Third Party and Other	$199,988	$186,899	$211,464	$285,057	$212,736
Direct	7,396	12,288	11,930	15,601	14,229
Total Goods Gross Billings	$207,384	$199,187	$223,394	$300,658	$226,965
Travel and Other Gross Billings:
Third Party and Other	$123,727	$115,901	$114,449	$131,944	$120,072
Direct	4,253	—	—	—	—
Total Travel and Other Gross Billings	$127,980	$115,901	$114,449	$131,944	$120,072
Total Gross Billings:
Third Party and Other	$789,594	$726,113	$653,957	$785,899	$712,221
Direct	11,649	12,288	11,930	15,601	14,229
Total Gross Billings	$801,243	$738,401	$665,887	$801,500	$726,450
Year-over-year growth	127%	32%	(12)%	6%	(9)%
Year-over-year growth, excluding FX(5)	138%	45%	(4)%	9%	(8)%
% of Consolidated Gross Billings	59%	57%	55%	53%	52%
Gross Billings TTM	$2,871,795	$3,050,937	$2,960,592	$3,007,031	$2,932,238

Revenue:
Local Revenue:
Third Party and Other	$213,166	$193,861	$164,184	$144,834	$155,800
Direct	—	—	—	—	—
Total Local Revenue	$213,166	$193,861	$164,184	$144,834	$155,800
Goods Revenue:
Third Party and Other	$60,365	$67,864	$71,310	$74,702	$63,937
Direct	7,396	12,288	11,930	15,600	14,229
Total Goods Revenue	$67,761	$80,152	$83,240	$90,302	$78,166
Travel and Other Revenue:
Third Party and Other	$35,538	$34,141	$29,525	$27,815	$27,882
Direct	4,253	—	—	—	—
Total Travel and Other Revenue	$39,791	$34,141	$29,525	$27,815	$27,882
Total Revenue:
Third Party and Other Revenue	$309,069	$295,866	$265,019	$247,351	$247,619
Direct Revenue	11,649	12,288	11,930	15,600	14,229
Total Revenue	$320,718	$308,154	$276,949	$262,951	$261,848
Year-over-year growth	102%	31%	3%	(16)%	(18)%
Year-over-year growth, excluding FX	112%	44%	13%	(14)%	(17)%
% of Consolidated Revenue	57%	54%	49%	41%	44%
Revenue TTM	$1,137,257	$1,210,034	$1,218,347	$1,168,772	$1,109,902

Cost of Revenue:
Local Cost of Revenue:
Third Party and Other	$27,622	$24,162	$23,729	$20,423	$20,115
Direct	—	—	—	—	—
Total Local Cost of Revenue	$27,622	$24,162	$23,729	$20,423	$20,115
Goods Cost of Revenue:
Third Party and Other	$7,822	$8,459	$10,702	$12,558	$17,381
Direct	6,474	11,993	12,053	21,778	14,099
Total Goods Cost of Revenue	$14,296	$20,452	$22,755	$34,336	$31,480
Travel and Other Cost of Revenue:
Third Party and Other	$4,605	$4,256	$4,267	$3,922	$3,600
Direct	3,724	—	—	—	—
Total Travel and Other Cost of Revenue	$8,329	$4,256	$4,267	$3,922	$3,600
Total Cost of Revenue:
Third Party and Other Cost of Revenue	$40,049	$36,877	$38,698	$36,903	$41,096
Direct Cost of Revenue	10,198	11,993	12,053	21,778	14,099
Total Cost of Revenue	$50,247	$48,870	$50,751	$58,681	$55,195
% of International Total Revenue	16%	16%	18%	22%	21%

Gross Profit:
Local Gross Profit:
Third Party and Other	$185,544	$169,699	$140,455	$124,411	$135,685
Direct	—	—	—	—	—
Total Local Gross Profit	$185,544	$169,699	$140,455	$124,411	$135,685
% of International Total Local Revenue	87.0%	87.5%	85.5%	85.9%	87.1%
% of International Total Local Gross Billings	39.8%	40.1%	42.8%	33.7%	35.8%
Goods Gross Profit
Third Party and Other	$52,543	$59,405	$60,608	$62,144	$46,556
Direct	922	295	(123)	(6,178)	130
Total Goods Gross Profit	$53,465	$59,700	$60,485	$55,966	$46,686
% of International Total Goods Revenue	78.9%	74.5%	72.7%	62.0%	59.7%
% of International Total Goods Gross Billings	25.8%	30.0%	27.1%	18.6%	20.6%
Travel and Other Gross Profit:
Third Party and Other	$30,933	$29,885	$25,258	$23,893	$24,282
Direct	529	—	—	—	—
Total Travel and Other Gross Profit	$31,462	$29,885	$25,258	$23,893	$24,282
% of International Total Travel and Other Revenue	79.1%	87.5%	85.5%	85.9%	87.1%
% of International Total Travel and Other Gross Billings	24.6%	25.8%	22.1%	18.1%	20.2%
Total Gross Profit:
Third Party and Other	$269,020	$258,989	$226,321	$210,448	$206,523
Direct	1,451	295	(123)	(6,178)	130
Total Gross Profit	$270,471	$259,284	$226,198	$204,270	$206,653
% of International Total Revenue	84.3%	84.1%	81.7%	77.7%	78.9%
% of International Total Gross Billings	33.8%	35.1%	34.0%	25.5%	28.4%

Operating Income (Loss) Excl SBC, Acq-Related	$27,418	$28,505	$11,395	$(3,329)	$9,787
Year-over-year growth	N/A	155%	N/A	(1,060)%	(64)%
% of Consolidated Operating Income Excl SBC, Acq-Related	41%	40%	23%	(24)%	19%
Operating Margin Excl SBC, Acq-Related (% of International Total revenue)	8.5%	9.3%	4.1%	(1.3)%	3.7%
Year-over-year growth (bps)	5,669	3,126	1,170	(120)	(480)
Operating (Loss) Income TTM Excl SBC, Acq-Related	$(45,205)	$35,108	$67,031	$63,989	$46,358
Operating Margin TTM Excl SBC, Acq-Related (% of International Total TTM revenue)	(4.0)%	2.9%	5.5%	5.5%	4.2%
Year-over-year growth (bps)	8,704	5,765	4,170	2,080	820

Consolidated Results of Operations
Gross Billings
Local Gross Billings:
Third Party and Other	$890,003	$835,661	$677,337	$799,153	$829,553
Direct	5,299	288	6,450	—	—
Total Local Gross Billings	$895,302	$835,949	$683,787	$799,153	$829,553
Goods Gross Billings:
Third Party and Other	$275,896	$227,072	$236,972	$316,327	$230,030
Direct	9,678	65,061	138,538	225,176	162,294
Total Goods Gross Billings	$285,574	$292,133	$375,510	$541,503	$392,324
Travel and Other Gross Billings:
Third Party and Other	$169,671	$158,594	$158,959	$179,796	$185,892
Direct	4,253	—	—	—	—
Total Travel and Other Gross Billings	$173,924	$158,594	$158,959	$179,796	$185,892
Total Gross Billings:
Third Party and Other	$1,335,570	$1,221,327	$1,073,268	$1,295,276	$1,245,475
Direct	19,230	65,349	144,988	225,176	162,294
Total Gross Billings	$1,354,800	$1,286,676	$1,218,256	$1,520,452	$1,407,769
Year-over-year growth	103%	38%	5%	24%	4%
Year-over-year growth, excluding FX	108%	47%	11%	25%	5%
Gross Billings (TTM)	$4,672,127	$5,029,554	$5,090,600	$5,380,184	$5,433,153
Year-over-year growth	241%	128%	61%	35%	16%

Revenue:
Local Revenue:
Third Party and Other	$404,294	$378,050	$299,177	$287,288	$327,393
Direct	5,299	288	6,450	—	—
Total Local Revenue	$409,593	$378,338	$305,627	$287,288	$327,393
Goods Revenue:
Third Party and Other	$85,306	$78,251	$84,374	$86,579	$67,081
Direct	9,678	65,062	138,538	225,175	162,294
Total Goods Revenue	$94,984	$143,313	$222,912	$311,754	$229,375
Travel and Other Revenue:
Third Party and Other	$50,453	$46,684	$40,013	$39,260	$44,634
Direct	4,253	—	—	—	—
Total Travel and Other Revenue	$54,706	$46,684	$40,013	$39,260	$44,634
Total Revenue:
Third Party and Other Revenue	$540,053	$502,985	$423,564	$413,127	$439,108
Direct Revenue	19,230	65,350	144,988	225,175	162,294
Total Revenue	$559,283	$568,335	$568,552	$638,302	$601,402
Year-over-year growth	89%	45%	32%	30%	8%
Year-over-year growth, excluding FX	95%	53%	38%	31%	8%
Total Consolidated Revenue TTM	$1,874,190	$2,049,943	$2,188,334	$2,334,472	$2,376,591
Year-over-year growth	219%	118%	70%	45%	27%

Cost of Revenue:
Local Cost of Revenue:
Third Party and Other	$79,404	$59,872	$36,905	$43,626	$46,030
Direct	4,663	234	5,231	—	—
Total Local Cost of Revenue	$84,067	$60,106	$42,136	$43,626	$46,030
Goods Cost of Revenue:
Third Party and Other	$14,579	$10,473	$11,977	$14,493	$17,856
Direct	8,482	57,918	122,382	218,567	152,377
Total Goods Cost of Revenue	$23,061	$68,391	$134,359	$233,060	$170,233
Travel and Other Cost of Revenue:
Third Party and Other	$8,646	$6,687	$5,291	$5,786	$6,130
Direct	3,724	—	—	—	—
Total Travel and Other Cost of Revenue	$12,370	$6,687	$5,291	$5,786	$6,130

Total Cost of Revenue:
Third Party and Other Cost of Revenue	$102,629	$77,032	$54,173	$63,905	$70,016
Direct Cost of Revenue	16,869	58,152	127,613	218,567	152,377
Total Cost of Revenue	$119,498	$135,184	$181,786	$282,472	$222,393
% of Total Consolidated Revenue	21%	24%	32%	44%	37%

Gross Profit:
Local Gross Profit:
Third Party and Other	$324,890	$318,178	$262,272	$243,662	$281,363
Direct	636	54	1,219	—	—
Total Local Gross Profit	$325,526	$318,232	$263,491	$243,662	$281,363
% of Total Consolidated Local Revenue	79.5%	84.1%	86.2%	84.8%	85.9%
% of Total Consolidated Local Gross Billings	36.4%	38.1%	38.5%	30.5%	33.9%
Goods Gross Profit
Third Party and Other	$70,727	$67,778	$72,397	$72,086	$49,225
Direct	1,196	7,144	16,156	6,608	9,917
Total Goods Gross Profit	$71,923	$74,922	$88,553	$78,694	$59,142
% of Total Consolidated Goods Revenue	75.7%	52.3%	39.7%	25.2%	25.8%
% of Total Consolidated Goods Gross Billings	25.2%	25.6%	23.6%	14.5%	15.1%
Travel and Other Gross Profit:
Third Party and Other	$41,807	$39,997	$34,722	$33,474	$38,504
Direct	529	—	—	—	—
Total Travel and Other Gross Profit	$42,336	$39,997	$34,722	$33,474	$38,504
% of Total Consolidated Travel and Other Revenue	77.4%	85.7%	86.8%	85.3%	86.3%
% of Total Consolidated Travel and Other Gross Billings	24.3%	25.2%	21.8%	18.6%	20.7%
Total Gross Profit:
Third Party and Other	$437,424	$425,953	$369,391	$349,222	$369,092
Direct	2,361	7,198	17,375	6,608	9,917
Total Gross Profit	$439,785	$433,151	$386,766	$355,830	$379,009
% of Total Consolidated Revenue	78.6%	76.2%	68.0%	55.7%	63.0%
% of Total Consolidated Gross Billings	32.5%	33.7%	31.7%	23.4%	26.9%

Operating Income Excl SBC, Acq-Related	$67,590	$71,934	$50,488	$13,703	$51,153
Year-over-year growth	N/A	N/A	N/A	(24)%	(24)%
Operating Margin Excl SBC, Acq-Related (% of Total Consolidated revenue)	12.1%	12.7%	8.9%	2.1%	8.5%
Year-over-year growth (bps)	4,534	2,853	930	(150)	(360)
Operating Income TTM Excl SBC, Acq-Related	$21,541	$155,784	$207,964	$203,715	$187,278
Operating Margin TTM Excl SBC, Acq-Related (% of Total Consolidated TTM revenue)	1.1%	7.6%	9.5%	8.7%	7.9%
Year-over-year growth (bps)	5,011	4,229	3,320	1,770	680

Operating Income (Loss)	$39,639	$46,485	$25,438	$(12,861)	$21,178
Year-over-year growth	N/A	N/A	N/A	14%	(47)%
Operating Margin (% of Total Consolidated revenue)	7.1%	8.2%	4.5%	(2.0)%	3.5%
Year-over-year growth (bps)	4,673	3,391	457	100	(360)
Operating (Loss) Income TTM	$(76,599)	$70,913	$96,590	$98,701	$80,240
Operating Margin TTM (% of Total Consolidated TTM revenue)	(4.1)%	3.5%	4.4%	4.2%	3.4%
Year-over-year growth (bps)	8,875	6,824	4,740	1,870	750

Net (Loss) Income Attributable to Common Stockholders	$(11,695)	$28,386	$(2,979)	$(81,089)	$(3,992)
Weighted Average Basic Shares Outstanding	644,097	647,150	653,224	655,678	658,800
Weighted Average Diluted Shares Outstanding(6)	644,097	663,123	653,224	655,678	658,800
Net (Loss) Earnings per Share
Basic	$(0.02)	$0.04	$(0.00)	$(0.12)	$(0.01)
Diluted	$(0.02)	$0.04	$(0.00)	$(0.12)	$(0.01)

Groupon, Inc.
Supplemental Financial Information and Business Metrics (13)
(financial data in thousands, except per share data; active customers in millions)
(unaudited)

The following is a quarterly reconciliation of Adjusted EBITDA to the most comparable U.S. GAAP financial measure, "Net (loss) income" and a quarterly reconciliation of operating income, excluding stock-based compensation and acquisition-related benefit (expense), net, to the most comparable U.S. GAAP financial measure, “Operating income (loss)." (7)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Adjusted EBITDA	$79,306	$84,744	$65,798	$29,668	$71,853
Depreciation and amortization	(11,716)	(12,810)	(15,310)	(15,965)	(20,700)
Operating income, excluding stock-based compensation and acquisition-related benefit (expense), net	67,590	71,934	50,488	13,703	51,153
Stock-based compensation	(28,003)	(27,084)	(22,619)	(26,411)	(29,907)
Acquisition-related benefit (expense), net	52	1,635	(2,431)	(153)	(68)
Operating income (loss)	39,639	46,485	25,438	(12,861)	21,178
Non-operating items:
Interest and other (expense) income, net	(3,539)	57,367	617	(48,279)	(5,064)
Loss on equity method investments	(5,128)	(3,428)	(138)	(1,231)	(19)
Provision for income taxes	(34,565)	(66,875)	(26,857)	(17,676)	(19,337)
Net (loss) income	$(3,593)	$33,549	$(940)	$(80,047)	$(3,242)

The following is a trailing twelve months reconciliation of Operating income, excluding stock-based compensation and acquisition-related benefit (expense), net to the most comparable U.S. GAAP financial measure, “Operating (loss) income." (7)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013

Operating income, excluding stock-based compensation and acquisition-related benefit (expense), net TTM	$21,541	$155,784	$207,964	$203,715	$187,278
Stock-based compensation	(102,729)	(91,095)	(110,374)	(104,117)	(106,021)
Acquisition-related benefit (expense), net	4,589	6,224	(1,000)	(897)	(1,017)
Operating (loss) income TTM	$(76,599)	$70,913	$96,590	$98,701	$80,240

The following is a quarterly reconciliation of foreign exchange rate neutral Gross Billings growth from the comparable quarterly periods of the prior year to reported Gross Billings growth from the comparable quarterly periods of the prior year.(8)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013

International Gross Billings growth, excluding FX	138%	45%	(4)%	9%	(8)%
FX Effect	(11)%	(13)%	(8)%	(3)%	(1)%
International Gross Billings growth	127%	32%	(12)%	6%	(9)%

Consolidated Gross Billings growth, excluding FX	108%	47%	11%	25%	5%
FX Effect	(5)%	(9)%	(6)%	(1)%	(1)%
Consolidated Gross Billings growth	103%	38%	5%	24%	4%

The following is a quarterly reconciliation of foreign exchange rate neutral Revenue growth from the comparable quarterly periods of the prior year to reported Revenue growth from the comparable quarterly periods of the prior year. (8)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013

International Revenue growth, excluding FX	112%	44%	13%	(14)%	(17)%
FX Effect	(10)%	(13)%	(10)%	(2)%	(1)%
International Revenue growth	102%	31%	3%	(16)%	(18)%

Consolidated Revenue growth, excluding FX	95%	53%	38%	31%	8%
FX Effect	(6)%	(8)%	(6)%	(1)%	—%
Consolidated Revenue growth	89%	45%	32%	30%	8%

Groupon, Inc.
Supplemental Financial Information and Business Metrics (13)
(financial data in thousands, except per share data; active customers in millions)
(unaudited)

The following is a reconciliation of free cash flow to the most comparable U.S. GAAP financial measure, "Net cash provided by operating activities."

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013

Net cash provided by operating activities	$83,714	$75,315	$42,088	$65,717	$8,760
Purchases of property and equipment and capitalized software	(13,083)	(26,709)	(16,010)	(40,034)	(14,468)
Free cash flow(9)	$70,631	$48,606	$26,078	$25,683	$(5,708)

Net cash provided by operating activities (TTM)	$356,221	$392,517	$370,194	$266,834	$191,880
Purchases of property and equipment and capitalized software (TTM)	(45,932)	(62,401)	(69,788)	(95,836)	(97,221)
Free cash flow (TTM)	$310,289	$330,116	$300,406	$170,998	$94,659

Net cash used in investing activities	$(46,444)	$(60,153)	$(35,629)	$(52,753)	$(30,679)
Net cash (used in) provided by financing activities	$(8,275)	$24,158	$2,707	$(6,495)	$(9,342)

Net cash used in investing activities (TTM)	$(149,583)	$(184,552)	$(177,133)	$(194,979)	$(179,214)
Net cash provided by financing activities (TTM)	$746,824	$771,404	$765,503	$12,095	$11,028

Other Metrics:
Active Customers (10)
North America	14.9	15.1	16.0	17.2	18.2
International	22.0	22.9	23.5	23.8	23.5
Total Active Customers	36.9	38.0	39.5	41.0	41.7

TTM Gross Billings / Average Active Customer(11)
North America	$156	$151	$148	$152	$151
International	$197	$175	$149	$138	$129
Consolidated	$179	$165	$149	$144	$138

Headcount
Sales(12)	5,735	5,587	5,087	4,677	4,566
% North America	21%	20%	24%	25%	28%
% International	79%	80%	76%	75%	72%
Other	6,813	7,233	6,779	6,717	6,433
Total Headcount	12,548	12,820	11,866	11,394	10,999

(1)	Represents the total dollar value of customer purchases of goods and services, excluding applicable taxes and net of estimated refunds. Includes direct billings and third party and other billings.

(2)	Local represents deals from local merchants, deals with national merchants, and through local events (i.e., GrouponLive deals).

(3)
Third party revenue is related to sales for which the company acts as a marketing agent for the merchant. This revenue is recorded on a net basis. Direct revenue is primarily related to the sale of products for which the Company is the merchant of record. These revenues are accounted for on a gross basis, with the cost of inventory included in cost of revenue.

(4)
Cost of revenue is comprised of direct and indirect costs incurred to generate revenue. Direct cost of revenue includes the purchase price of consumer products, warehousing, shipping costs and inventory markdowns. Third party cost of revenue includes estimated refunds for which the merchant's share is not recoverable. Other costs incurred to generate revenue are allocated to cost of third party revenue, direct revenue and other revenue for each of our categories (Local, Goods, and Travel and Other) in proportion to relative gross billings during the period.

(5)	Represents change in financial measures that would have resulted had average exchange rates in the reporting period been the same as those in effect in the prior year period.

(6)
The weighted-average diluted shares outstanding is calculated using the weighted-average number of common shares and, if dilutive, potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options and vesting of restricted stock units and restricted shares, as calculated using the treasury stock method.

(7)
Adjusted EBITDA and Operating income excluding stock-based compensation and acquisition-related expense (benefit), net are non-GAAP financial measures. The Company reconciles Adjusted EBITDA to the most comparable U.S. GAAP financial measure, “Net (loss) income” for the periods presented, and the Company reconciles Operating income excluding stock-based compensation and acquisition-related expense (benefit), net to the most comparable U.S. GAAP financial measure, "Operating income (loss)," for the periods presented.

(8)
Foreign Exchange Rate neutral operating results are non-GAAP financial measures. The Company reconciles these measures to the most comparable U.S. GAAP financial measures, "Gross Billings" and "Revenue," for the periods presented.

(9)
Free cash flow is a non-GAAP financial measure. The Company reconciles this measure to the most comparable U.S. GAAP financial measure, ''Net cash provided by operating activities,” for the periods presented.

(10)	Reflects the total number of unique accounts who have purchased Groupons during the trailing twelve months.

(11)	Reflects the total gross billings generated in the trailing twelve months per average active customer over that period.

(12)	Includes inside and outside merchant sales representatives, as well as sales support.

(13)	The definition, methodology and appropriateness of each of our supplemental metrics is reviewed periodically. As a result, metrics are subject to removal and/or change.